Exhibit 1

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of GSO Capital Solutions Fund II (Luxembourg) S.a r.l., GSO COF II Facility (Luxembourg) S.a r.l., GSO Special Situations Master Fund LP, GSO Palmetto Opportunistic Investment Partners (Cayman) L.P., GSO Credit-A Partners (Cayman) L.P., Steamboat Credit Opportunities Master Fund LP, GSO Coastline Credit Partners (Cayman) L.P., GSO Cactus Credit Opportunities Fund (Cayman) LP, GSO Oasis Credit Partners (Cayman) LP, GSO Aiguille des Grands Montets Fund I LP, GSO Aiguille des Grands Montets Fund II LP, GSO Aiguille des Grands Montets Fund III LP, GSO Churchill Partners LP, GSO Capital Solutions Fund II LP, GSO Capital Solutions Associates II LP, GSO Capital Solutions Associates II (Delaware) LLC, GSO Capital Solutions Associates II (Cayman) Ltd., GSO Capital Opportunities Fund II (Luxembourg) S.a r.l., GSO Capital Opportunities Fund II L.P., GSO Capital Opportunities Associates II L.P., GSO Capital Opportunities Associates II (Delaware) LLC, GSO Capital Opportunities Associates II (Cayman) Ltd., GSO Oasis Credit Associates LLC, GSO Churchill Associates LLC, GSO Holdings I L.L.C., GSO Capital Partners LP, GSO Advisor Holdings L.L.C., Blackstone Holdings I L.P., Blackstone Holdings II L.P., Blackstone Holdings I/II GP Inc., The Blackstone Group L.P., Blackstone Group Management L.L.C., Stephen A. Schwarzman, Bennett J. Goodman and J. Albert Smith III, on behalf of each of them of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to shares of Common Stock of The Stars Group Inc., an Ontario, Canada corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

Dated: May 1, 2018

GSO CAPITAL SOLUTIONS FUND II (LUXEMBOURG) S.A R.L.

By: GSO Capital Partners LP, its Investment Advisor

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO COF II FACILITY (LUXEMBOURG) S.A R.L.

By: GSO Capital Partners LP, its Investment Advisor

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

[The Stars Group Inc. – Joint Filing Agreement]

GSO SPECIAL SITUATIONS MASTER FUND LP

By: GSO Capital Partners LP, its Investment Advisor

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO PALMETTO OPPORTUNISTIC INVESTMENT PARTNERS (CAYMAN) L.P.

By: GSO Capital Partners LP, its Investment Manager

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO CREDIT-A PARTNERS (CAYMAN) L.P.

By: GSO Capital Partners LP, its Investment Manager

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

STEAMBOAT CREDIT OPPORTUNITIES MASTER FUND LP

By: GSO Capital Partners LP, its Investment Manager

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO COASTLINE CREDIT PARTNERS (CAYMAN) L.P.

By: GSO Capital Partners LP, its Investment Manager

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

[The Stars Group Inc. – Joint Filing Agreement]

GSO CACTUS CREDIT OPPORTUNITIES FUND (CAYMAN) LP

By: GSO Capital Partners LP, its Investment Manager

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO OASIS CREDIT PARTNERS (CAYMAN) LP

By: GSO Capital Partners LP, its Investment Manager

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO AIGUILLE DES GRANDS MONTETS FUND I LP

By: GSO Capital Partners LP as Attorney-in-Fact

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO AIGUILLE DES GRANDS MONTETS FUND II LP

By: GSO Capital Partners LP as Attorney-in-Fact

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO AIGUILLE DES GRANDS MONTETS FUND III LP

By: GSO Capital Partners LP as Attorney-in-Fact

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

[The Stars Group Inc. – Joint Filing Agreement]

GSO CHURCHILL PARTNERS LP

By: GSO Capital Partners LP, its Investment Advisor

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO CAPITAL SOLUTIONS FUND II LP

By: GSO Capital Solutions Associates II LP, as its general partner

By: GSO Capital Solutions Associates II (Delaware) LLC, as its general partner

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO CAPITAL SOLUTIONS ASSOCIATES II LP

By: GSO Capital Solutions Associates II (Delaware) LLC, as its general partner

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO CAPITAL SOLUTIONS ASSOCIATES II (DELAWARE) LLC

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO CAPITAL SOLUTIONS ASSOCIATES II (CAYMAN) LTD.

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

[The Stars Group Inc. – Joint Filing Agreement]

GSO CAPITAL OPPORTUNITIES FUND II (LUXEMBOURG) S.A R.L.

By: GSO Capital Partners LP, its Investment Advisor

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO CAPITAL OPPORTUNITIES FUND II L.P.

By: GSO Capital Opportunities Associates II LP, as its general partner

By: GSO Capital Opportunities Associates II (Delaware) LLC, as its general partner

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO CAPITAL OPPORTUNITIES ASSOCIATES II LP

By: GSO Capital Opportunities Associates II (Delaware) LLC, as its general partner

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO CAPITAL OPPORTUNITIES ASSOCIATES II (DELAWARE) LLC

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO CAPITAL OPPORTUNITIES ASSOCIATES II (CAYMAN) LTD.

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO OASIS CREDIT ASSOCIATES LLC

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

[The Stars Group Inc. – Joint Filing Agreement]

GSO CHURCHILL ASSOCIATES LLC

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO HOLDINGS I L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

GSO CAPITAL PARTNERS LP

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO ADVISOR HOLDINGS L.L.C.
By: Blackstone Holdings I L.P., its sole member
By: Blackstone Holdings I/II GP Inc., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS I L.P.
By: Blackstone Holdings I/II GP Inc., its general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS II L.P.
By: Blackstone Holdings I/II GP Inc., its general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title:	Chief Legal Officer

[The Stars Group Inc. – Joint Filing Agreement]

BLACKSTONE HOLDINGS I/II GP INC.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

THE BLACKSTONE GROUP L.P.

By: Blackstone Group Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

STEPHEN A. SCHWARZMAN

By:	/s/ Stephen A. Schwarzman
Name:	Stephen A. Schwarzman

BENNETT J. GOODMAN

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Attorney-in-Fact

J. ALBERT SMITH III

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Attorney-in-Fact

[The Stars Group Inc. – Joint Filing Agreement]